UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 20, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                   SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                                80-0025175
          --------                                                ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report


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ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

     On April 20, 2004, Spectrum Sciences & Software Holdings Corp. (the "Company") announced that it had signed a Letter of Intent dated March 31, 2004 (the "LOI"), with Inland Fabricators, LLC, a Louisiana-based company engaged in large-scale pipe fabrication for government and private sector companies ("IFAB"), pursuant to which the Company proposes to acquire all of the issued and outstanding membership interests of IFAB from its members (the "Members"), or acquire IFAB by merger with a subsidiary of the Company. The LOI is not binding, and the transaction is subject to the execution of a definitive acquisition agreement by the parties.

     The Company will issue shares of its common stock to the Members in consideration for their interests in IFAB. The Company will place 4,000,000 shares of common stock in escrow, and the shares will be released from escrow in the amounts and from time to time based on the following formula:

To  be  released  from  escrow  on  January  15,  2005  ("Year 1 Release Date"):
--------------------------------------------------------------------------------

     Seven hundred and fifty thousand shares plus 0.5 shares for every dollar of EBITA (earnings before interest, tax, depreciation and amortization) over $1,500,000 attributed to IFAB's operations for the year ended December 31, 2004, 2005;

To  be  released  from  escrow  on  January  15,  2006  ("Year 2 Release Date"):
--------------------------------------------------------------------------------

     Seven hundred and fifty thousand shares plus 1.0 shares for every dollar of EBITA (earnings before interest, tax, depreciation and amortization) over $1,500,000 attributed to IFAB's operations for the year ended December 31, 2005;

To  be  released  from  escrow  on  January  15,  2007  ("Year 3 Release Date"):
--------------------------------------------------------------------------------

     Seven hundred and fifty thousand shares plus 1.5 shares for every dollar of EBITA (earnings before interest, tax, depreciation and amortization) over $1,500,000 attributed to IFAB's operations for the year ended December 31, 2006.

     The parties have agreed that the aggregate number of shares to be released from escrow on Year 1 Release Date, Year 2 Release Date, and Year 3 Release Date (the "Consideration") will not be less than 2,250,000 shares, and will not be more than 4,000,000 shares.

     In the event IFAB's revenues exceed the Company's for three (3) consecutive years, the Members, at their option, and subject to the Company's shareholders' consent, may separate IFAB from the Company via a spin out transaction pursuant to terms to be specified in the definitive agreements.

     If, during the period commencing on the closing date of the Company's acquisition of the membership interests, and ending six months after Year 3, the average of the three (3) lowest closing bid prices per share (appropriately adjusted for any stock split, dividends or combinations) of the Company common stock during any consecutive forty (40) trading days is equal to less than $1, then IFAB will have the option to repurchase IFAB for one and a half (1 1/2) times (i) the Consideration then paid to IFAB (valued at the time of the release), and (ii) any capital invested into IFAB by the Company. IFAB can repurchase IFAB with cash or the Company's common stock.

     The Company will make a one-time nonrefundable payment to IFAB in the amount of $25,000 upon execution of the LOI, which will be used by IFAB to pay legal, accounting, and technical personnel to perform a due diligence review of all the Company's public filings, financial statements, and operating facilities.

     The Company will also make available $750,000 as a line of credit to IFAB for working capital at the closing of the definitive agreement. The Company will have a security interest in all IFAB's assets at closing subordinate to its then current secured parties and Robert Genovese ("Genovese"), and a lien on all assets acquired with the line of credit subordinate to Genovese's security interests. The Company will first obtain a loan from Genovese in the principal amount of $750,000, bearing an interest rate of 4%. The Company will use these funds for the line of credit.

     The Company is obligated to issue Genevose, pursuant to the amended and restated consulting agreement, discussed below, options to acquire five (5) million shares of the Company's common stock for procuring the LOI transaction, further due diligence assistance, and in assisting the Company in negotiating the terms and the closing of the definitive agreement.

     On April 16, 2004, the Company and Genovese agreed to amend and restate their March 11, 2004 consulting agreement (the "Amended Agreement"). The Amended Agreement (1) extends the term of the original consulting agreement from March 11, 2005 to April 19, 2006, and (2) contains an exclusivity provision pursuant to which Genovese is prohibited from consulting with other companies on merger and acquisition matters during the term of the Amended Agreement. Further, the Company will award Genovese additional consideration, in its discretion, if, during the terms of the Amended Agreement, Genovese submits suitable merger or acquisition candidates which, in the aggregate, have revenues equal to or exceeding $100,000,000 dollars. Pursuant to the Amended Agreement, Genovese will be issued options to acquire an additional 9,000,000 shares of the Company's common stock at an exercise price equal to the greater of $1.95, or sixty percent (60%) of the closing price of the Company's common stock on the day immediately preceding Genovese's notice to exercise. Genovese will also be issued options to acquire five (5) million shares of the Company's common stock for past and future services performed and to be preformed in connection with the IFAB transaction. The exercise rights of Genovese are limited so that, unless Genovese gives written notice 75 days in advance to the Company of his intention to exceed the Limitation on Conversion as defined below, with respect to all or a specified amount of the option and the corresponding number of the underlying shares, in no instance is Genovese (singularly, together with any Persons who in the determination of Genovese, together with Genovese, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to exercise the option to the extent such exercise would result in Genovese beneficially owning more than five percent (5%) of the outstanding shares of common stock of the Company (the "Limitation on Conversion").

     As of March 11, 2004, the board of directors approved and adopted a 2004 Non-Statutory Stock Option Plan (the "Plan"). On April 16, 2004, the board of directors amended and restated the Plan by increasing the number of common stock shares underlying the options from 10,000,000 to 30,000,000. The Company will prepare and file a registration statement on Form S-8 for 20,000,000 common stock shares underlying the options.

     For information regarding the terms and conditions of the LOI, including the conditions to the completion of the LOI, reference is made to the LOI attached as Exhibit 2.1 hereto and incorporated by reference herein, and the press release issued by the Company on April 20, 2004, which is filed as Exhibit
99.1  hereto  and  incorporated  by  reference  herein.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

Exhibit
  No.       Document
-------     --------
2.1         Letter  of  Intent  dated  March 31, 2004 between the Registrant and
            Inland  Fabricators,  LLC.

10.1 Amended and Restated Consulting Agreement dated April 16, 2004 between the Registrant and Robert Genovese

99.1        Press  release  of  the  Registrant  issued  on  April  20,  2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Spectrum Sciences &  Software  Holdings  Corp.

                                By:  /s/  William  H.  Ham,  Jr.
                                     ---------------------------
                                     William  H.  Ham,  Jr.
                                     Chief  Executive  Officer

Date:     April  20,  2004


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